                        POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa and Edmund P. Bergan, Jr., and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and re-substitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-2 of Alliance All-Market Advantage Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                             /s/ John D. Carifa
                             _________________________
                                 John D. Carifa



Dated:  May 4, 1999

                        POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa and Edmund P. Bergan, Jr., and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and re-substitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-2 of Alliance All-Market Advantage Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                             /s/ David H. Dievler
                             _________________________
                                 David H. Dievler


Dated:  May 4, 1999

                        POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa and Edmund P. Bergan, Jr., and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and re-substitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-2 of Alliance All-Market Advantage Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                             /s Ruth Block
                             _________________________
                                Ruth Block



Dated:  May 4, 1999

                        POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa and Edmund P. Bergan, Jr., and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and re-substitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-2 of Alliance All-Market Advantage Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                             /s/ James M. Hester
                             _________________________
                                 James M. Hester



Dated:  May 4, 1999

                        POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa and Edmund P. Bergan, Jr., and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and re-substitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-2 of Alliance All-Market Advantage Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                             /s/ John H. Dobkin
                             _________________________
                                 John H. Dobkin



Dated:  May 4, 1999

                        POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa and Edmund P. Bergan, Jr., and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and re-substitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-2 of Alliance All-Market Advantage Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                             /s/ Clifford L. Michel
                             _________________________
                                 Clifford L. Michel



Dated:  May 4, 1999

                        POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa and Edmund P. Bergan, Jr., and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and re-substitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-2 of Alliance All-Market Advantage Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                             /s/ Robert C. White
                             _________________________
                                 Robert C. White



Dated:  May 4, 1999

                        POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa and Edmund P. Bergan, Jr., and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and re-substitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-2 of Alliance All-Market Advantage Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                             /s/ William H. Foulk, Jr.
                             _________________________
                                 William H. Foulk, Jr.



Dated:  May 4, 1999

00250205.AR6